Exhibit 99.5

Subject to FRE 408 – Prepared at the Request of Counsel in Preparation for Settlement Negotiations Illustrative PoJo Counter Proposal MERGERS & ACQUISITIONS CAPITAL MARKETS FINANCIAL RESTRUCTURING FINANCIAL ADVISORY SERVICES HL.com May 31, 2013 Confidential

CONFIDENTIAL – PREPARED AT THE REQUEST OF COUNSEL & SUBJECT TO FRE 408

Illustrative PoJo Counter Proposal

Illustrative PoJo Proposal Comparison

		MWG's Illustrative Proposal	OP Illustrative Construct	Noteholders' Illustrative Counter Proposal[1]
Edison Mission Energy ("EME")	Debt Funding	■ $100 million revolving credit facility provided by EME, pursuant to waterfall	■ $100 million revolving credit facility provided by EME	■ $100 million[2] delayed draw term loan funded through additional Lessor Notes in conjunction with capital expenditures at PoJo facilities
	Collateral	■ [TBD] collateral to support hedging	■ NA	■ Same collateral as existing Lessor Notes
	Equity Contribution	■ Up to $125 million, pursuant to waterfall	■ Up to $415 million (structure and timing to be determined)	■ $100 million[3] funded into MWG as needed to maintain a minimum TBD liquidity threshold • Equity funding begins after EME term loan fully drawn and funded pro rata with OP equity contribution
	Other Contributions	■ Continue to provide management services and support to MWG • Assist in environmental discussions and CPS activities • Assist MWG in achieving cost savings related to O&M, G&A and fuel-related contracts ■ Release of any claims in respect of guarantees, such as rights of setoff and subrogation	■ Reimbursement of advisor fees for the OPs and CHs	■ Continue to provide management services and support to MWG • Assist in environmental discussions and CPS activities • Assist MWG in achieving cost savings related to O&M, G&A and fuel-related contracts ■ Release of any claims in respect of guarantees, such as rights of setoff and subrogation

Subject to FRE 408 – Subject to material revisions

Source: MWG proposal and OP proposal

Note: All analyses strictly illustrative in nature and in no way reflect Houlihan Lokey's view on valuation or debt capacity

(1) The Noteholders' Illustrative Counter Proposal reflects a peak $150 million liquidity need over the 4-year projection period, which is derived, among other things, from MWG's Illustrative Proposal, the proposed treatment of the Certificate Holders under the Noteholders' Illustrative Counter Proposal assuming full cash interest is paid at the current coupon rate of 8.56% per annum over the entire projection period and certain operating cost savings projected by the Debtors

(2) Subject to reduction for any cash consideration received from a buyer in a sale process and any reduction in MWG's liquidity requirement but only after the EME and OP equity contributions are paid off in full

(3) Subject to reduction for any cash consideration received from a buyer in a sale process and any reduction in MWG's liquidity requirement on a pro rata basis with the OP equity contribution

HOULIHAN LOKEY | 1

CONFIDENTIAL – PREPARED AT THE REQUEST OF COUNSEL & SUBJECT TO FRE 408

Illustrative PoJo Counter Proposal

Illustrative PoJo Proposal Comparison (cont.)

		MWG's Illustrative Proposal	OP Illustrative Construct	Noteholders' Illustrative Counter Proposal(1)
Midwest Generation ("MWG")	Operations	■ Seek to achieve cost savings related to O&M, G&A and fuel-related contracts ■ Assist in environmental discussions and CPS activities	■ NA	■ Seek to achieve cost savings related to O&M, G&A and fuel-related contracts ■ Assist in environmental discussions and CPS activities
	Claims	■ Reassignment of intercompany note claim to EME	■ Release of intercompany note claim	■ MWG to release EME of all claims, including the intercompany note, lease guarantee and tax indemnity claims
	Administrative Rent	■ NA	■ NA	■ Administrative rent for the first six months of 2013 equal to $15 million
	Governance	■ NA	■ NA	■ Governance structure of reorganized MWG or any successor thereto must be reasonably acceptable to the EME Ad Hoc Noteholder Group

Subject to FRE 408 – Subject to material revisions

Source: MWG proposal and OP proposal

Note: All analyses strictly illustrative in nature and in no way reflect Houlihan Lokey's view on valuation or debt capacity

(1) The Noteholders' Illustrative Counter Proposal reflects a peak $150 million liquidity need over the 4-year projection period, which is derived, among other things, from MWG's Illustrative Proposal, the proposed treatment of the Certificate Holders under the Noteholders' Illustrative Counter Proposal assuming full cash interest is paid at the current coupon rate of 8.56% per annum over the entire projection period and certain operating cost savings projected by the Debtors

HOULIHAN LOKEY | 2

CONFIDENTIAL – PREPARED AT THE REQUEST OF COUNSEL & SUBJECT TO FRE 408

Illustrative PoJo Counter Proposal

Illustrative PoJo Proposal Comparison (cont.)

		MWG's Illustrative Proposal	OP Illustrative Construct	Noteholders' Illustrative Counter Proposal[1]
Certificate Holders ("CHs")	Amortization	■ Extend amortization to 2025	■ Extend amortization to 2021 with all amortization deferred through 2016[2]	■ Extend amortization to 2025 with all amortization deferred through 2016
	Principal	■ Reduce principal balance by 15%	■ No principal reduction[2]	■ No principal reduction[3]
	Interest	■ Interest subject to PIK at MWG's option	■ Interest paid in cash at 8.56%[2]	■ Interest paid in cash at [8.56]% • 50% of interest PIK'd at MWG's option subject to TBD covenants
	Claims	■ Agree to reassign the intercompany note claim to EME ■ Agree to restructure the operative lease documents to eliminate guarantee, tax indemnity and all other claims against EME	■ NA	■ Agree to restructure the operative lease documents to eliminate guarantee, tax indemnity and all other claims against EME
	Lease Modifications	■ NA	■ NA	■ CHs to agree that regulatory improvements arising from future regulations or increased/new enforcement of existing regulations may be funded with priming first lien debt up to a specified dollar amount ■ Other modifications TBD

Subject to FRE 408 – Subject to material revisions

Source: MWG proposal and OP proposal

Note: All analyses strictly illustrative in nature and in no way reflect Houlihan Lokey's view on valuation or debt capacity

(1) The Noteholders' Illustrative Counter Proposal reflects a peak $150 million liquidity need over the 4-year projection period, which is derived, among other things, from MWG's Illustrative Proposal, the proposed treatment of the Certificate Holders under the Noteholders' Illustrative Counter Proposal assuming full cash interest is paid at the current coupon rate of 8.56% per annum over the entire projection period and certain operating cost savings projected by the Debtors

(2) Proposal does not reflect input from the CHs

(3) Contingent upon the CHs' agreement to extend amortization. If extension is not granted, the Noteholders would seek a principal reduction commensurate with MWG's Illustrative Proposal

Houlihan Lokey | 3

CONFIDENTIAL – PREPARED AT THE REQUEST OF COUNSEL & SUBJECT TO FRE 408

Illustrative PoJo Counter Proposal

Illustrative PoJo Proposal Comparison (cont.)

		MWG's Illustrative Proposal	OP Illustrative Construct	Noteholders' Illustrative Counter Proposal(1)
Owner Participants ("OPs")	Collateral	▪ [TBD] collateral to support hedging	▪ NA	▪ NA
	Equity Contribution	▪ Up to $250 million, pursuant to waterfall	▪ None ▪ Consent rights on use of cash contributed by EME at non-PoJo facilities	▪ $100 million(2) funded into MWG as needed to maintain a minimum TBD liquidity threshold • Equity funding begins after EME delayed draw term loan fully drawn and funded pro rata with EME equity contribution
	Springing Lien	▪ NA	▪ Springing lien on MWG stock (in the event of a future lease default, OPs could foreclose on MWG stock)	▪ NA
	Claims	▪ Agree to restructure the operative lease documents to eliminate guarantee, tax indemnity and all other claims against EME ▪ Agree to reassign the intercompany note claim to EME	▪ Agree to restructure the operative lease documents to eliminate guarantee, tax indemnity and all other claims against EME ▪ Tax indemnity agreement at the MWG level	▪ Agree to restructure the operative lease documents to eliminate guarantee, tax indemnity and all other claims against EME
	Other Contributions	▪ NA	▪ NA	▪ Eliminate equity rent
	Lease Modifications	▪ NA	▪ NA	▪ OPs to agree that regulatory improvements arising from future regulations or increased/new enforcement of existing regulations may be funded with priming first lien debt up to a specified dollar amount ▪ Other modifications TBD

Subject to FRE 408 – Subject to material revisions

Source: MWG proposal and OP proposal

Note: All analyses strictly illustrative in nature and in no way reflect Houlihan Lokey's view on valuation or debt capacity

(1) The Noteholders' Illustrative Counter Proposal reflects a peak $150 million liquidity need over the 4-year projection period, which is derived, among other things, from MWG's Illustrative Proposal, the proposed treatment of the Certificate Holders under the Noteholders' Illustrative Counter Proposal assuming full cash interest is paid at the current coupon rate of 8.56% per annum over the entire projection period and certain operating cost savings projected by the Debtors

(2) Subject to reduction for any cash consideration received from a buyer in a sale process and any reduction in MWG's liquidity requirement on a pro rata basis with the EME equity contribution

HOULIHAN LOKEY | 4